Exhibit 99.1
Phillips Edison & Company Reaffirms Full Year 2026 Earnings Guidance;
Increases Full Year 2026 Gross Acquisitions Guidance; Provides Investment Update
CINCINNATI – Oct. 1, 2026 – Phillips Edison & Company, Inc. (Nasdaq: PECO) (“PECO”), one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers, today provided an update on full year 2026 investment activity, reaffirmed 2026 earnings guidance and updated 2026 acquisitions guidance.
2026 Investment Activity and Guidance Highlights:
•Year to date through September 30, 2026, acquired $459.7 million in assets at PECO’s total prorated share and sold $174.0 million in assets
•Increased full year 2026 gross acquisitions guidance reflects a range of $600 million to $700 million
•Increased full year 2026 disposition expectations reflect a range of $200 million to $250 million
•Provided expectations for net contributions to joint ventures in a range of $200 million to $250 million
•The reaffirmed midpoint of full year 2026 Nareit FFO per diluted share guidance represents 6.3% year-over-year growth
•The reaffirmed midpoint of full year 2026 Core FFO per diluted share guidance represents 6.2% year-over-year growth
•The reaffirmed midpoint of full year 2026 same-center NOI guidance represents 3.7% year-over-year growth
Jeff Edison, Chairman and Chief Executive Officer of PECO stated: “Our recently announced expanded joint venture with Northwestern Mutual reflects our commitment to match-funding on a larger scale, which allows PECO to maintain an investment in high-quality, stabilized assets while generating proceeds to acquire grocery-anchored centers and Everyday Retail™ centers with strong long-term growth profiles. In addition, we’re pleased to reaffirm our guidance for full year 2026 Core FFO per share growth, which reflects 6.2% year-over-year growth at the midpoint. We’re able to do this while maintaining balance sheet strength and a disciplined approach to investing that have always defined PECO.”
2026 Guidance
PECO updated its full year 2026 earnings guidance, as summarized in the table below, which is based upon the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2026.

(in thousands, except per share amounts)	Updated Full Year 2026 Guidance and Expectations	Previous Full Year 2026 Guidance and Expectations
Net income per share - diluted	$0.95 - $0.97	$0.95 - $0.97
Nareit FFO per share - diluted	$2.67 - $2.72	$2.67 - $2.72
Core FFO per share - diluted	$2.73 - $2.79	$2.73 - $2.79
Same-Center NOI growth	3.40% - 4.00%	3.40% - 4.00%
Portfolio Activity:
Acquisitions, gross(1)	$600,000 - $700,000	$500,000 - $600,000
Dispositions	$200,000 - $250,000	$100,000 - $200,000
Contributions to joint ventures, net	$200,000 - $250,000	N/A
(1)Includes the prorated portion owned through the Company’s unconsolidated joint ventures.
The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results without unreasonable effort.

The following table provides a reconciliation of the range of the Company's 2026 estimated net income to estimated Nareit FFO and Core FFO:

(Unaudited)	Low End	High End
Net income per share attributable to stockholders - diluted	$0.95	$0.97
Depreciation and amortization of real estate assets	1.87	1.89
Gain on disposal of property, net	(0.19)	(0.19)
Adjustments related to unconsolidated joint ventures	0.04	0.05
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$2.67	$2.72
Depreciation and amortization of corporate assets	0.01	0.01
Loss on extinguishment or modification of debt and other, net	0.01	0.01
Transaction costs and other	0.04	0.05
Core FFO attributable to stockholders and OP unit holders per share - diluted	$2.73	$2.79

The above statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.
The Company plans to provide an update on additional full year 2026 guidance components in conjunction with its Third Quarter 2026 earnings results on Monday, October 26, 2026.
About Phillips Edison & Company
Phillips Edison & Company, Inc. (“PECO”) is one of the nation’s largest owners and operators of high-quality, grocery-anchored neighborhood shopping centers. Founded in 1991, PECO has generated strong results through its vertically-integrated operating platform and national footprint of well-occupied shopping centers. PECO’s centers feature a mix of national and regional retailers providing necessity-based goods and services in fundamentally strong markets throughout the United States. PECO’s top grocery anchors include Kroger, Publix, Albertsons and Ahold Delhaize. As of June 30, 2026, PECO managed 330 shopping centers, including 302 wholly-owned centers comprising 33.9 million square feet across 31 states and 28 shopping centers owned in three institutional joint ventures. PECO is focused on creating great grocery-anchored shopping experiences and improving communities, one neighborhood shopping center at a time.
PECO uses, and intends to continue to use, its Investors website, which can be found at https://investors.phillipsedison.com, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Phillips Edison & Company, Inc. (the “Company”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” “commit,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Such statements include, but are not limited to: (a) statements about the Company’s plans, strategies, initiatives, and prospects; (b) statements about the Company’s underwritten incremental yields; and (c) statements about the Company’s future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available shopping centers and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of the Company’s tenants, including, without limitation, their ability to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in tax, real estate, environmental, and zoning laws; (xii) information technology security breaches; (xiii) the Company’s corporate responsibility initiatives; (xiv) loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, the Company’s ability to do so at attractive prices or at all; and (xx) the impact of heightened geopolitical instability, international conflicts, tariffs and global trade disruptions on the Company, its tenants, and consumers, including the impact on inflation, supply chains, and consumer sentiment. Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2025 Annual Report on Form 10-K, filed with the SEC on February 10, 2026, as updated from time to time in the Company’s periodic and/or current reports filed with the SEC, which are accessible on the SEC’s website at www.sec.gov. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Investors:
Kimberly Green, Head of Investor Relations
(513) 692-3399, kgreen@phillipsedison.com